ACADIA REALTY TRUST AND SUBSIDIARIES
UNAUDITED PRO FORMA FINANCIAL INFORMATION

As previously disclosed, on December 14, 2012, subsidiaries of Acadia Strategic Opportunity Fund II, LLC ("Fund II") and Acadia Strategic Opportunity Fund III LLC ("Fund III" and collectively with Fund II, the "Funds"), which are subsidiaries of Acadia Realty Trust (the "Company"), entered into a purchase and sale agreement (the "Agreement"), to sell 14 self-storage properties (the "Portfolio") for an aggregate sales price of approximately $293.9 million to SP Holdings I LLC ("SP Holdings"), an unaffiliated entity. Prior to the closing of the transaction, SP Holdings assigned the contract to the ultimate acquiring entity, in which Fund III has a less than 0.5% interest. On December 20, 2012, the Funds completed the sale of 12 of the 14 properties for approximately $261.6 million. The sale of the remaining two properties is expected to be completed within the next 60 days, although this remains subject to customary closing conditions and, accordingly, no assurance can be given as to the timing or successful completion of the sale of all or a portion of the remaining two properties. Fund III has retained an ownership interest in the self-storage management company that it previously acquired in connection with its ownership of the self-storage portfolio that will continue as manager of the Portfolio.

The accompanying Unaudited Pro Forma Consolidated Financial Statements are presented as if the entire Portfolio had been sold as of December 20, 2012. The Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2012 is presented as if the sale of the Portfolio occurred on September 30, 2012. The Unaudited Pro Forma Consolidated Statements of Income for each of the nine months ended September 30, 2012 and 2011, and for each of the fiscal years ended December 31, 2011, 2010, and 2009 are presented assuming the transaction occurred on January 1, 2009. The accompanying Unaudited Pro Forma Consolidated Financial Statements should be read in conjunction with the Company's 2011 Annual Report on Form 10-K and the Company's Quarterly Report on Form 10-Q for the nine months ended September 30, 2012.

Pro forma information is intended to provide investors with information about the continuing impact of a transaction by showing how a specific transaction might have affected historical financial statements, illustrating the scope of the change in the historical financial position and results of operations. The adjustments made to historical financial information give effect to events that are directly attributable to the sale, are factually supportable, and expected to have a continuing impact. The Unaudited Pro Forma Consolidated Financial Statements are prepared in accordance with Article 11 of Regulation S-X.

The Unaudited Pro Forma Consolidated Financial Statements set forth below are not fact and there can be no assurance that the Company's results will not differ significantly from those set forth below or that the impact of the sale will not differ significantly from those presented below. Accordingly, the Unaudited Pro Forma Consolidated Financial Statements are presented for illustrative purposes only and do not purport to represent, and are not necessarily indicative of, what our actual financial position and results of operations would have been had the sale occurred on the dates indicated, nor are they indicative of our future financial position or results of operations. Readers are cautioned not to place undue reliance on such information and the Company makes no representations regarding the information set forth below or its ultimate performance compared to it.

ACADIA REALTY TRUST AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
As of September 30, 2012

(Amount in thousands, except share and per share data)	Company Historical (a)	Disposition of Portfolio (b)	Company Pro Forma

ASSETS
Operating real estate
Land	$355,586	$(61,484)	$294,102
Building and improvements	1,107,680	(159,467)	948,213
Construction in progress	10,244	(3,386)	6,858
	1,473,510	(224,337)	1,249,173
Less: accumulated depreciation	203,404	(19,388)	184,016
Net operating real estate	1,270,106	(204,949)	1,065,157
Real estate under development	229,808	(53)	229,755
Notes receivable, net	78,826	—	78,826
Investments in and advances to unconsolidated affiliates	88,572	—	88,572
Cash and cash equivalents	85,297	—	85,297
Cash in escrow	19,030	(683)	18,347
Rents receivable, net	30,549	(1,403)	29,146
Deferred charges, net	30,326	(1,696)	28,630
Acquired lease intangibles, net	29,066	—	29,066
Prepaid expenses and other assets	38,003	(1,253)	36,750
Total assets	$1,899,583	$(210,037)	$1,689,546

LIABILITIES
Mortgage notes payable	$871,243	$(61,838)	$809,405
Convertible notes payable	930	—	930
Distributions in excess of income from, and investments in, unconsolidated affiliates	22,409	—	22,409
Accounts payable and accrued expenses	34,691	(1,495)	33,196
Dividends and distributions payable	8,757	—	8,757
Acquired lease and other intangibles, net	9,420	—	9,420
Other liabilities	23,514	(828)	22,686
Total liabilities	970,964	(64,161)	906,803
EQUITY
Shareholders' equity Common shares, $.001 par value, authorized 100,000,000 shares; issued and outstanding 47,138,544	47	—	47
Additional paid-in capital	450,163	—	450,163
Accumulated other comprehensive loss	(4,763)	—	(4,763)
Retained earnings	33,269	(27,804)	5,465
Total shareholders' equity	478,716	(27,804)	450,912
Noncontrolling interests	449,903	(118,072)	331,831
Total equity	928,619	(145,876)	782,743
Total liabilities and equity	$1,899,583	$(210,037)	$1,689,546

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

ACADIA REALTY TRUST AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
For the Nine Months Ended September 30, 2012

(dollars in thousands, except per share amounts)	Company Historical (aa)	Disposition of Portfolio (bb)	Company Pro Forma
Revenues
Rental income	$97,237	$(18,100)	$79,137
Interest income	5,996	—	5,996
Expense reimbursements	17,973	(164)	17,809
Other	3,536	(1,603)	1,933
Total revenues	124,742	(19,867)	104,875
Operating Expenses
Property operating	21,462	(8,685)	12,777
Other operating	2,929	—	2,929
Real estate taxes	15,903	(1,579)	14,324
General and administrative	18,154	(14)	18,140
Depreciation and amortization	29,326	(3,585)	25,741
Total operating expenses	87,774	(13,863)	73,911
Operating income	36,968	(6,004)	30,964
Equity in earnings of unconsolidated affiliates	1,997	—	1,997
Other interest income	131	—	131
Interest and other finance expense	(26,675)	2,689	(23,986)
Income from continuing operations before income taxes	12,421	(3,315)	9,106
Income tax provision	1,137	(6)	1,131
Income from continuing operations	11,284	(3,309)	7,975
Discontinued Operations
Operating income from discontinued operations	783	—	783
Gain on sale of property	8,585	—	8,585
Income from discontinued operations	9,368	—	9,368
Net income	20,652	(3,309)	17,343
Noncontrolling interests
Continuing operations	5,381	2,678	8,059
Discontinued operations	(7,604)	—	(7,604)
Net (income) loss attributable to noncontrolling interests	(2,223)	2,678	455
Net income attributable to Common Shareholders	$18,429	$(631)	$17,798
Basic Earnings per Share
Income from continuing operations	$0.37	$(0.01)	$0.36
Income from discontinued operations	0.04	—	0.04
Basic earnings per share	$0.41	$(0.01)	$0.40

Diluted Earnings per Share
Income from continuing operations	$0.37	$(0.01)	$0.36
Income from discontinued operations	0.04	—	0.04
Diluted earnings per share	$0.41	$(0.01)	$0.40

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

ACADIA REALTY TRUST AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
For the Nine Months Ended September 30, 2011

(dollars in thousands, except per share amounts)	Company Historical (aa)	Disposition of Portfolio (bb)	Company Pro Forma
Revenues
Rental income	$81,741	$(16,360)	$65,381
Interest income	9,493	—	9,493
Expense reimbursements	16,049	(205)	15,844
Other	3,018	(1,261)	1,757
Total revenues	110,301	(17,826)	92,475
Operating Expenses
Property operating	20,888	(8,705)	12,183
Other operating	665	—	665
Real estate taxes	13,683	(2,114)	11,569
General and administrative	17,149	(11)	17,138
Depreciation and amortization	23,960	(3,355)	20,605
Total operating expenses	76,345	(14,185)	62,160
Operating income	33,956	(3,641)	30,315
Equity in earnings of unconsolidated affiliates	3,025	—	3,025
Other interest income	219	—	219
Gain on debt extinguishment	1,268	—	1,268
Interest and other finance expense	(27,450)	2,825	(24,625)
Income from continuing operations before income taxes	11,018	(816)	10,202
Income tax provision	(4)	(3)	(7)
Income from continuing operations	11,022	(813)	10,209
Discontinued Operations
Operating income from discontinued operations	2,745	—	2,745
Loss on impairment of asset	(6,925)	—	(6,925)
Gain on sale of property	32,498	—	32,498
Income from discontinued operations	28,318	—	28,318
Net income	39,340	(813)	38,527
Noncontrolling interests
Continuing operations	5,035	658	5,693
Discontinued operations	(707)	—	(707)
Net (income) loss attributable to noncontrolling interests	4,328	658	4,986
Net income attributable to Common Shareholders	$43,668	$(155)	$43,513
Basic Earnings per Share
Income from continuing operations	$0.40	$—	$0.40
Income from discontinued operations	0.68	—	0.68
Basic earnings per share	$1.08	$—	$1.08

Diluted Earnings per Share
Income from continuing operations	$0.40	$—	$0.40
Income from discontinued operations	0.68	—	0.68
Diluted earnings per share	$1.08	$—	$1.08

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

ACADIA REALTY TRUST AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
For the Year Ended December 31, 2011

(dollars in thousands, except per share amounts)	Company Historical (aa)	Disposition of Portfolio (bb)	Company Pro Forma
Revenues
Rental income	$112,223	(22,051)	$90,172
Interest income	11,429	—	11,429
Expense reimbursements	22,388	(258)	22,130
Lease termination income	96	—	96
Management fee income	1,677	(2)	1,675
Other	2,348	(1,747)	601
Total revenues	150,161	(24,058)	126,103
Operating Expenses
Property operating	29,371	(12,154)	17,217
Real estate taxes	18,686	(2,765)	15,921
General and administrative	23,086	(12)	23,074
Depreciation and amortization	32,986	(4,547)	28,439
Total operating expenses	104,129	(19,478)	84,651
Operating income	46,032	(4,580)	41,452
Equity in earnings of unconsolidated affiliates	1,555	—	1,555
Other interest income	276	—	276
Gain on debt extinguishment	1,268	—	1,268
Interest and other finance expense	(37,109)	3,736	(33,373)
Income from continuing operations before income taxes	12,022	(844)	11,178
Income tax provision	474	(3)	471
Income from continuing operations	11,548	(841)	10,707
Discontinued Operations
Operating income from discontinued operations	2,262	—	2,262
Loss on impairment of asset	(6,925)	—	(6,925)
Gain on sale of property	46,830	—	46,830
Income from discontinued operations	42,167	—	42,167
Net income	53,715	(841)	52,874
Noncontrolling interests
Continuing operations	8,514	678	9,192
Discontinued operations	(10,674)	—	(10,674)
Net (income) loss attributable to noncontrolling interests	(2,160)	678	(1,482)
Net income attributable to Common Shareholders	$51,555	$(163)	$51,392
Basic Earnings per Share
Income from continuing operations	$0.50	$—	$0.50
Income from discontinued operations	0.77	—	0.77
Basic earnings per share	$1.27	$—	$1.27
Diluted Earnings per Share
Income from continuing operations	$0.49	$—	$0.49
Income from discontinued operations	0.77	—	0.77
Diluted earnings per share	$1.26	$—	$1.26

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

ACADIA REALTY TRUST AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
For the Year Ended December 31, 2010

(dollars in thousands, except per share amounts)	Company Historical (aa)	Disposition of Portfolio (bb)	Company Pro Forma
Revenues
Rental income	$97,475	(20,405)	$77,070
Interest income	19,161	(2)	19,159
Expense reimbursements	20,499	(220)	20,279
Lease termination income	290	—	290
Management fee income	1,424	—	1,424
Other	2,196	(1,645)	551
Total revenues	141,045	(22,272)	118,773
Operating Expenses
Property operating	29,223	(10,608)	18,615
Real estate taxes	17,255	(3,065)	14,190
General and administrative	20,220	(9)	20,211
Depreciation and amortization	28,808	(4,765)	24,043
Total operating expenses	95,506	(18,447)	77,059
Operating income	45,539	(3,825)	41,714
Equity in earnings of unconsolidated affiliates	10,971	—	10,971
Other interest income	408	—	408
Gain on bargain purchase	33,805	—	33,805
Interest and other finance expense	(40,498)	9,511	(30,987)
Income from continuing operations before income taxes	50,225	5,686	55,911
Income tax provision	2,890	—	2,890
Income from continuing operations	47,335	5,686	53,021
Discontinued Operations
Operating income from discontinued operations	3,332	—	3,332
Income from discontinued operations	3,332	—	3,332
Net income	50,667	5,686	56,353
Noncontrolling interests
Continuing operations	(19,075)	(4,563)	(23,638)
Discontinued operations	(1,535)	—	(1,535)
Net income attributable to noncontrolling interests	(20,610)	(4,563)	(25,173)
Net income attributable to Common Shareholders	$30,057	$1,123	$31,180
Basic Earnings per Share
Income from continuing operations	$0.70	$0.03	$0.73
Income from discontinued operations	0.05	—	0.05
Basic earnings per share	$0.75	$0.03	$0.78
Diluted Earnings per Share
Income from continuing operations	$0.70	$0.03	$0.73
Income from discontinued operations	0.04	—	0.04
Diluted earnings per share	$0.74	$0.03	$0.77

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

ACADIA REALTY TRUST AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
For the Year Ended December 31, 2009

(dollars in thousands, except per share amounts)	Company Historical (aa)	Disposition of Portfolio (bb)	Company Pro Forma
Revenues
Rental income	$86,021	(10,855)	$75,166
Interest income	19,698	(4)	19,694
Expense reimbursements	19,435	(260)	19,175
Lease termination income	2,751	—	2,751
Management fee income	1,961	—	1,961
Other	4,579	(1,310)	3,269
Total revenues	134,445	(12,429)	122,016
Operating Expenses
Property operating	28,143	(9,323)	18,820
Real estate taxes	15,848	(2,345)	13,503
General and administrative	22,006	(2)	22,004
Depreciation and amortization	27,612	(3,967)	23,645
Abandonment of project costs	2,487	—	2,487
Reserve for notes receivable	1,734	—	1,734
Total operating expenses	97,830	(15,637)	82,193
Operating income	36,615	3,208	39,823
Equity in losses of unconsolidated affiliates	(1,529)	—	(1,529)
Impairment of investment in unconsolidated affiliate	(3,768)	—	(3,768)
Other interest income	642	—	642
Gain on debt extinguishment	7,057	—	7,057
Interest and other finance expense	(35,632)	8,146	(27,486)
Income from continuing operations before income taxes	3,385	11,354	14,739
Income tax provision	1,541	(3)	1,538
Income from continuing operations	1,844	11,357	13,201
Discontinued Operations
Operating income from discontinued operations	3,719	—	3,719
Gain on sale of property	7,143	—	7,143
Income from discontinued operations	10,862	—	10,862
Net income	12,706	11,357	24,063
Noncontrolling interests
Continuing operations	24,730	(9,203)	15,527
Discontinued operations	(6,303)	—	(6,303)
Net loss (income) attributable to noncontrolling interests	18,427	(9,203)	9,224
Net income attributable to Common Shareholders	$31,133	$2,154	$33,287
Basic Earnings per Share
Income from continuing operations	$0.70	$0.06	$0.76
Income from discontinued operations	0.12	—	0.12
Basic earnings per share	$0.82	$0.06	$0.88
Diluted Earnings per Share
Income from continuing operations	$0.70	$0.06	$0.76
Income from discontinued operations	0.12	—	0.12
Diluted earnings per share	$0.82	$0.06	$0.88

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

ACADIA REALTY TRUST AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Note 1 - Adjustments to Unaudited Pro Forma Consolidated Balance Sheet

(a) Represents the historical consolidated balance sheet of the Company as of September 30, 2012.

(b) Reflects the disposition of the Portfolio and removal of the book value of the net assets and liabilities of the Portfolio.

Note 2 - Adjustments to Unaudited Pro Forma Consolidated Statements of Income

(aa) Represents the unaudited historical consolidated statement of income for the Company for each of the nine months ended September 30, 2012 and 2011, and the audited historical consolidated statements of income for the Company for each of the fiscal years ended December 31, 2011, 2010, and 2009.

(bb) Represents the unaudited historical statement of income for the Portfolio for each of the nine months ended September 30, 2012 and 2011, and the audited historical statements of income for the Portfolio for each of the fiscal years ended December 31, 2011, 2010, and 2009.